Quarterly Holdings Report
for

Fidelity Advisor® Utilities Fund

April 30, 2019

AFUG-QTLY-0619
1.800331.115

Schedule of Investments April 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Electric Utilities - 54.7%
Electric Utilities - 54.7%
Edison International	484,399	$30,890,124
Entergy Corp.	283,505	27,471,635
Evergy, Inc.	288,723	16,693,964
Eversource Energy	161,646	11,583,552
Exelon Corp.	1,234,391	62,892,222
FirstEnergy Corp.	687,816	28,908,906
NextEra Energy, Inc.	142,737	27,753,782
PG&E Corp. (a)	500,500	11,271,260
Pinnacle West Capital Corp.	79,300	7,554,911
PPL Corp.	662,723	20,683,585
Southern Co.	950,800	50,601,576
Vistra Energy Corp.	907,078	24,717,876
		321,023,393
Gas Utilities - 4.7%
Gas Utilities - 4.7%
Atmos Energy Corp.	143,461	14,681,799
Chesapeake Utilities Corp.	9,939	920,749
South Jersey Industries, Inc.	239,304	7,686,444
Southwest Gas Holdings, Inc.	50,500	4,201,095
		27,490,087
Independent Power and Renewable Electricity Producers - 4.7%
Independent Power Producers & Energy Traders - 2.2%
NRG Energy, Inc.	191,215	7,872,322
NRG Yield, Inc. Class C	133,637	2,120,819
The AES Corp.	179,420	3,071,670
		13,064,811
Renewable Electricity - 2.5%
Atlantica Yield PLC	310,924	6,370,833
NextEra Energy Partners LP	182,116	8,382,799
		14,753,632

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		27,818,443

Media - 1.0%
Cable & Satellite - 1.0%
Altice U.S.A., Inc. Class A	258,600	6,092,616
Multi-Utilities - 28.3%
Multi-Utilities - 28.3%
Avangrid, Inc.	232,407	11,901,562
CenterPoint Energy, Inc.	440,700	13,661,700
Dominion Resources, Inc.	718,138	55,921,406
Public Service Enterprise Group, Inc.	481,877	28,743,963
RWE AG	94,500	2,413,420
Sempra Energy	416,968	53,351,056
		165,993,107
Oil, Gas & Consumable Fuels - 1.4%
Oil & Gas Storage & Transport - 1.4%
Cheniere Energy, Inc. (a)	125,236	8,058,937
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductors - 0.3%
First Solar, Inc. (a)	27,110	1,668,078
Water Utilities - 0.4%
Water Utilities - 0.4%
SJW Corp.	40,373	2,505,548
TOTAL COMMON STOCKS
(Cost $462,650,607)		560,650,209

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 2.49% (b)
(Cost $24,810,506)	24,805,545	24,810,506
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $487,461,113)		585,460,715
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,630,267
NET ASSETS - 100%		$587,090,982

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$226,483
Fidelity Securities Lending Cash Central Fund	1,228
Total	$227,711

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.